                                                                   Exhibit 10.50

                AMENDMENT NO. 7 TO CREDIT AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 7 TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 27, 2001, by and among:

            (1) SPHERION RECEIVABLES CORP., a Delaware corporation formerly known as Interim Services Receivables Corp. (together with its successors and permitted assigns, the "Borrower"),

            (2) SPHERION CORPORATION, a Delaware corporation formerly known as Interim Services Inc. (together with its successors, "SPHERION"), as initial servicer (in such capacity, the "Servicer"),

            (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "Blue Ridge"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "Wachovia") as Lender,

            (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "Blue Ridge Agent"), and

            (5) WACHOVIA BANK, N.A., as collateral agent for the Agent and the Lender (in such capacity, together with any successors thereto in such capacity, the "Collateral Agent"),

with respect to that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent (as previously amended, the "Existing Agreement" which, as amended hereby, is hereinafter referred to as the "Agreement").

            Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

                              W I T N E S S E T H :

            WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

            1. Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

            1.1. Sections 10.1(f) of the Existing Agreement are hereby amended and restated in their entirety to read as follows:

                                                                   Exhibit 10.50

            (f) The three-month rolling average Dilution Ratio at any Cut-Off Date exceeds 6.00%; or

            1.2. The definition of "Net Pool Balance" in Annex A is hereby amended and restated in its entirety as follows:

            "Net Pool Balance" means, at any time, an amount equal to (i) the aggregate Unpaid Balance of all Eligible Receivables at such time, minus the sum of (ii) the Excess Concentration Amount at such time and (iii) the Roll Forward Differential at such time.

            1.3. Annex A is hereby amended by adding the following definitions:

            "Roll-Forward Differential" means, for any Reporting Date, the absolute value of the difference between (A) the "Month-End Total A/R Outstanding" set forth on Line 4 of the Information Package for such Reporting Date and (B) the difference between (i) the sum of (a) the "Beginning Month Balance" on Line 1 of the Information Package for such Reporting Date plus (b) the aggregate amount of Receivables created during the Settlement Period ending on the Cut-Off Date immediately preceding the Reporting Dates minus (ii) the sum of (x) Deemed Collections plus (y) amounts written off as uncollectable plus (z) Collections (but only to the extent included in subparagraph (a)(i) of the definition of Collections).

            "Owens Corning Receivables" means accounts receivable the Obligor of which is Owens Corning or any Affiliate thereof.

            "NorthPoint Receivables" means accounts receivable the Obligor of which is NorthPoint Communications Group, Inc. or any Affiliate thereof.

            "Sunbeam Receivables" means accounts receivable the Obligor of which is Sunbeam Corporation or any Affiliate thereof.

            1.4. The definition of "Dilution Volatility Component" in Annex A is hereby amended and restated as follows:

            "Dilution Volatility Component" means an amount (expressed as a percentage) equal to the product of (i) the difference between (a) the highest three-month rolling average Dilution Ratio over the past 12 Settlement Periods and (b) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the amount calculated in
      (i)(a) of this definition and the denominator of which is equal to the amount calculated in (i)(b) of this definition. However, for the purposes of calculating the amount in (i)(a), the December 2000 Dilution Ratio shall be excluded.

            1.5. The definition of "Default Ratio" in Annex A is hereby amended and restated as follows:

            "Default Ratio" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total amount of Receivables which became


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

                                                                   Exhibit 10.50

      Defaulted Receivables during the Settlement Period that includes such Cut-Off Date, by (y) the aggregate sales generated by the Originators during the Settlement Period occurring four months prior to the Settlement Period ending on such Cut-Off Date. Provided however, that Owens Corning Receivables, Sunbeam Receivables and Northpoint Receivables generated after the date hereof shall not be considered for the purposes of calculating the Default Ratio.

            2. Representations.

            2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

            2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

            3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of (a) a counterpart hereof duly executed by each of the parties hereto and (b) each of the documents listed on Annex I hereto.

            4. Miscellaneous.

            4.1. Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

            4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

            4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE


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

                                                                   Exhibit 10.50

      DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

            4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

            4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            (Signature pages follow)


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

                                                                   Exhibit 10.50

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:
                        SPHERION RECEIVABLES CORP.


                        By: /s/ James W. Willliamson
                            ------------------------
                        Name: James W. Williamson
                        Title: Vice President (Risk Management)

SERVICER:
                        SPHERION CORPORATION


                        By: /s/ James W. Willliamson
                            ------------------------
                        Name: James W. Williamson
                        Title: Vice President (Risk Management)


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

                                                                   Exhibit 10.50

BORROWER:
                              SPHERION RECEIVABLES CORP. [f/k/a/ INTERIM
                              SERVICES RECEIVABLES CORP.]


                              By: /s/ James W. Willliamson
                                  ------------------------
                              Name: James W. Williamson
                              Title: Vice President (Risk Management)

SERVICER:
                              SPHERION CORPORATION [f/k/a/INTERIM SERVICES INC.]


                              By: /s/ James W. Willliamson
                                  ------------------------
                              Name: James W. Williamson
                              Title: Vice President (Risk Management)

AGENT:

                              WACHOVIA BANK, N.A., as Collateral Agent and Blue Ridge Agent


                              By: /s/ Kenny Karpowicz
                                  -------------------
                                  Name: Kenny Karpowicz
                                  Title: Vice President


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

                                                                   Exhibit 10.50

LENDERS:

                              BLUE RIDGE ASSET FUNDING CORPORATION

                              BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                              By: /s/ Frances W. Josephic
                                  -----------------------
                                  Name: Frances W. Josephic
                                  Title: Vice President

                                  Initial Commitment: not applicable
                                  Initial Percentage: not applicable


                              WACHOVIA BANK, N.A.


                              By: /s/ Kenny Karpowicz
                                  -------------------
                                  Name: Kenny Karpowicz
                                  Title: Vice President

                                  Initial Commitment: $250,000,000
                                  Initial Percentage: 100%


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